                                                                           Exhibit 99.1
                                                                      Pro Forma Balance Sheet

                                                                       At December 31, 1996
                                          Sovereign        First State(A)       Bankers           Adjustments        Combined
Assets
  Cash and amounts due from
    depository institutions and
    interest-earning deposits           $   105,174        $  15,799         $    15,957        $         -      $   136,930
  Loans held for resale                      23,849            9,106               8,916                  -           41,871
  Investment & mortgage-backed
    securities available for sale           484,339            9,466              34,181                  -          527,986
  Investment & mortgage-backed
    securities held-to-maturity           2,431,948           55,667             707,479                  -        3,195,094
  Loans                                   6,156,322          493,215           1,663,318                  -        8,312,855
  Allowance for possible loan
    losses                                  (33,809)         (12,284)             (6,596)                 -          (52,689)
  Premises and equipment                     53,592           10,171              10,846                  -           74,609
  Real estate owned                           6,589            4,045               4,662                  -           15,296
  Accrued interest receivable                52,906            3,942              15,181                  -           72,029
  Goodwill and other intangible assets      111,457            2,149               3,329                  -          116,935
  Other assets                               40,787           19,141               2,511                  -           62,439
    Total Assets                        $ 9,433,154        $ 610,417         $ 2,459,784        $         -      $12,503,355
                                        ===========        =========         ===========        ============     ===========

Liabilities
  Deposits                              $ 5,052,441        $ 554,320         $ 1,629,062                  -      $ 7,235,823
  Borrowings
    Short-term borrowings                 2,764,518              600             614,090                  -        3,379,208
    Long-term borrowings                  1,091,748            5,328                 -                    -        1,097,076
  Advance payments by borrowers
    for taxes and insurance                  23,335            2,614              12,203                  -           38,152
  Other liabilities                          25,297           12,319              11,552                  -           49,168
    Total liabilities                     8,957,339          575,181           2,266,907                  -       11,799,427

    Total Stockholders' Equity              475,815           35,236             192,877                  -          703,928

Total Liabilities and Stockholders'
  Equity                                $ 9,433,154        $ 610,417         $ 2,459,784        $         -      $12,503,355
                                        ===========        =========         ===========        ===========      ===========


(A)  First State data as of 9/30/96.

                                                                     Pro Forma Income Statement

                                                                  Year Ended December 31, 1996
                                          Sovereign        First State(A)       Bankers           Adjustments        Combined
Interest income                          $   616,250        $  49,239         $  153,105        $         -      $   818,594
Interest expense                             399,540           24,054             90,879                  -          514,473

Net interest income                          216,710           25,185             62,226                  -          304,121
Provision for possible loan losses             2,516            8,900              3,950                  -           15,366

Net interest income after provision          214,194           16,285             58,276                  -          288,755

Other income                                  26,683           17,480              2,141                  -           46,304
Other expenses                               157,871           41,022             22,591                  -          221,484

Income before taxes                           83,006           (7,257)            37,826                  -          113,575
Income tax provision                          31,543           (1,608)            13,501                  -           43,436

Net income                               $    51,463        $  (5,649)        $   24,325        $         -      $    70,139
                                         ===========        =========         ==========        ===========      ===========

(A)  First State data as of 9/30/96.